SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 7, 2011

LEAP WIRELESS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34865	33-0811062
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5887 Copley Drive

San Diego, CA 92111

(Address of Principal Executive Offices)

(858) 882-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Leap Wireless International, Inc. (“Leap”) presented the materials attached hereto as Exhibit 99.1 on July 7, 2011 to Institutional Shareholder Services in connection with Leap’s solicitation of proxies for proposals to be voted on at its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). The materials include Leap’s updated financial and operational outlook for the quarter ended June 30, 2011 and future periods. Leap may present the attached materials to stockholders and others on future occasions. Exhibit 99.1 is incorporated by reference herein in its entirety.

The information contained in the attached materials is summary information that is intended to be considered in the context of Leap’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements. Leap undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.

In connection with the Annual Meeting, Leap mailed to stockholders its definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on June 28, 2011 (the “Definitive Proxy Statement”). In addition, Leap files annual, quarterly and special reports, proxy and information statements and other information with the SEC. Stockholders are urged to read the Definitive Proxy Statement and other information because they contain important information about Leap and the proposals to be presented at the Annual Meeting. These documents are available free of charge at the SEC’s website at www.sec.gov or from Leap at www.leapwireless.com. The contents of the websites referenced herein are not deemed to be incorporated by reference into the Definitive Proxy Statement.

Leap and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the election of directors and other proposals to be voted on at the Annual Meeting. Information regarding the interests, if any, of these directors, executive officers and specified employees is included in the Definitive Proxy Statement filed by Leap with the SEC.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into Leap’s filings under the Securities Act of 1933, as amended, except as set forth by specific reference in such a filing.

Item 8.01	Other Events.

The disclosures set forth above under Item 2.02 are hereby incorporated by reference into this Item 8.01 and may be deemed to constitute solicitation material under Rule 14a-12 of the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Presentation of Leap Wireless International, Inc., dated July 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.

Date: July 7, 2011	By	/s/ Robert J. Irving, Jr.
		Name:	Robert J. Irving, Jr.
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation of Leap Wireless International, Inc., dated July 7, 2011.